UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New
      Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield New Jersey
                                        Fund, Inc.

Semi-Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of May 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 12.26% before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2        MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended May 31, 2004, the Lehman Brothers Municipal Bond Index posted respective returns of -.22% and -.03%. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, returned +.60% for the six-month period and -.44% for the 12-month period ended May 31, 2004. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, generally mimicking the movement of U.S. Treasury yields. Given their tax-exempt status, however, municipal bonds continued to be an attractive fixed income investment alternative.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front -- previously a dim spot in an otherwise bright economic picture -- helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We maintained a defensive market posture throughout the period, but moderated that stance at period-end as interest rates inched higher.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose over the past six months, as bond prices -- which move opposite yields -- declined. For much of the period, bond prices actually moved higher (yields declined) as it appeared the Federal Reserve Board, without evidence of meaningful employment growth, was content to maintain short-term interest rates at historic lows. In early April, however, a surprisingly strong monthly jobs report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) for the remainder of the period. At the end of May, long-term U.S. Treasury bond yields had climbed to 5.35%, representing an increase of more than 20 basis points (.20%) over the past six months. Yields on ten-year Treasury issues stood at 4.65% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose approximately 25 basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 25 basis points to 4.99% while yields on 10-year, AAA-rated issues increased more than 35 basis points to nearly 3.95%, according to Municipal Market Data. The slightly larger increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. Overall, municipal bond supply increased approximately 5% compared to the same six-month period a year ago, with the pace of underwriting accelerating in the last three months of the period.

Overall, demand for tax-exempt municipal bonds has remained positive. Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion.

Describe conditions in the State of New Jersey.

At period-end, New Jersey had credit ratings of AA from Standard & Poor's, Aa2 from Moody's and AA from Fitch. In early March, however, Moody's placed the state's credit rating under review for a possible downgrade.

Following two years of tax-revenue shortfalls, New Jersey's projected revenues for the fiscal year ended June 30, 2004, were more optimistic than forecasted, thanks primarily to better-than-expected income tax and sales tax receipts -- both signs of economic improvement. Underscoring the economy's recovery was a substantial decline in the state's unemployment rate. At 5.4% in February 2004, the state unemployment rate was below the national average of 5.6% and down from 6% the prior year.

The 2005 state budget, despite a modest general fund surplus, relies on the use of a number of one-time revenues. These include an expected $1.5 billion in bonds backed by cigarette tax revenues and revenues from a proposed vehicle surcharge for "unsafe driving." Measured as a percentage of general fund revenues, New Jersey's projected 2005 budget deficit is one of the nation's largest. For the third straight year, the budget does not propose any increases in state income tax or sales tax rates. However, the state authorized higher corporate taxes, effective beginning in 2003, and a hotel occupancy tax that takes effect this year. The 2005 budget also proposes an increase in state cigarette taxes, already the highest in the United States, and raising $199 million from various surcharges on pollution-related products and services. New Jersey recently authorized a significant amount of new debt issuance, including $6.2 billion in school construction bonds and $650 million annually for transportation trust bonds.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2004, the Common Stock of MuniYield New Jersey Fund, Inc. had net annualized yields of 6.52% and 7.03%, based on a period-end per share net asset value of $14.68 and a per share market price of $13.62, respectively, and $.480 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -1.44%, based on a


4        MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004
change in per share net asset value from $15.39 to $14.68, and assuming reinvestment of $.480 per share ordinary income dividends.

For the six-month period ended May 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of .88% for Series A and .88% for Series B.

The Fund's total return for the period, based on net asset value, modestly lagged the -1.25% average return of the Lipper category of New Jersey Municipal Debt Funds. (Funds in this Lipper category invest in securities exempt from taxation in New Jersey or a city in New Jersey.) The Fund's relative underperformance is primarily attributed to two factors. First was the portfolio's defensive positioning. Given our concerns about the market environment -- specifically, the negative price impact associated with rising interest rates -- we sought to shorten the Fund's duration relative to our peers in order to limit the Fund's sensitivity to interest rate moves. Persistent market strength through the first half of the period, characterized by relatively low rates, caused the lag in performance. However, as market conditions deteriorated during the remainder of the period, our defensive positioning helped enhance the Fund's returns. Second, unlike many of its Lipper peers, the Fund is precluded from investing in speculative grade bonds, reflecting the lower risk tolerance of an investment grade portfolio. These issues were among the market's best performers during the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity during the period was restricted in large part by the significant decline in New Jersey tax-exempt issuance. Over the past six months, approximately $5.5 billion in bonds were issued by New Jersey municipalities, representing a decline of about 25% compared to the same period a year ago.

Cash reserves were kept at minimal levels throughout the period while sector concentrations continued to reflect above-market weightings in education and health care issues. In addition, our constructive outlook for credit spreads prompted an above-market concentration at the lower end of the investment grade spectrum, where we found what we believed to be a compelling balance of risk and reward. Nevertheless, the Fund continued to be disadvantaged by the conservative investment parameters typical of investment grade portfolios, as speculative grade and non-rated credits remained one of the municipal bond market's top-performing sectors.

The Fund's borrowing costs remained below 1% through-out most of the period. These attractive funding levels, in combination with a steep yield curve, continued to generate significant income to the Fund's Common Stock shareholders. Currently, the Federal Reserve Board appears poised to begin raising short-term interest rates. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.86% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Late in the period, as interest rates rose modestly, we elected to moderate the portfolio's defensive stance to achieve a more neutral market position. At the same time, the Fund remained fully invested in order to enhance investment income.

Amid ongoing geopolitical and economic uncertainty, we expect that the markets will be subjected to bouts of significant volatility in the months ahead. Under these circumstances, we believe a more conservative investment strategy is appropriate until a clearer picture emerges on both fronts.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 14, 2004


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                       Value
====================================================================================================================================
New Jersey--140.4%
------------------------------------------------------------------------------------------------------------------------------------
                          AA        NR*       $ 1,000   Burlington County, New Jersey, Bridge Commission Revenue
                                                        Bonds (Governmental Leasing Program), 5.25% due 8/15/2020           $  1,040
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,925   Cape May County, New Jersey, Industrial Pollution Control
                                                        Financing Authority Revenue Bonds (Atlantic City Electric
                                                        Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)              7,206
                          ----------------------------------------------------------------------------------------------------------
                                                        Delaware River Joint Toll Bridge Commission, Pennsylvania,
                                                        Bridge Revenue Refunding Bonds:
                          A-        A2          2,010         5% due 7/01/2021                                                 2,020
                          A-        A2          3,645         5% due 7/01/2028                                                 3,569
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,930   Delaware River Port Authority of Pennsylvania and New
                                                        Jersey Revenue Bonds, RIB, Series 396, 10.633%
                                                        due 1/01/2019 (c)(e)                                                   4,760
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,620   Essex County, New Jersey, Improvement Authority Revenue
                                                        Bonds, Series A, 5% due 10/01/2028 (b)                                 2,610
                          ----------------------------------------------------------------------------------------------------------
                                                        Garden State Preservation Trust, New Jersey, Capital
                                                        Appreciation Revenue Bonds, Series B:
                          AAA       Aaa         6,860         5.12%** due 11/01/2023 (c)                                       2,497
                          AAA       Aaa         4,540         5.25%** due 11/01/2028                                           1,202
                          ----------------------------------------------------------------------------------------------------------
                                                        Garden State Preservation Trust, New Jersey, Open Space
                                                        and Farmland Preservation Revenue Bonds, Series A (c):
                          AAA       Aa3         4,300         5.80% due 11/01/2022                                             4,478
                          AAA       Aa3         5,460         5.75% due 11/01/2028                                             5,711
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,440   Garden State Preservation Trust, New Jersey, Revenue
                                                        Bonds, Series A, 5% due 11/01/2020 (c)                                 3,539
                          ----------------------------------------------------------------------------------------------------------
                                                        Gloucester County, New Jersey, Improvement Authority,
                                                        Solid Waste Resource Recovery Revenue Refunding Bonds
                                                        (Waste Management Inc. Project):
                          BBB       NR*         1,180         AMT, Series B, 7% due 12/01/2029                                 1,316
                          BBB       NR*         2,000         Series A, 6.85% due 12/01/2029                                   2,237
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,500   Hudson County, New Jersey, COP, Refunding, 6.25%
                                                        due 12/01/2016 (d)                                                     1,765
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*        13,950   Hudson County, New Jersey, Improvement Authority, Facility
                                                        Lease Revenue Refunding Bonds (Hudson County Lease
                                                        Project), 5.375% due 10/01/2024 (b)                                   14,413
                          ----------------------------------------------------------------------------------------------------------
                                                        Jackson Township, New Jersey, School District, GO (b):
                          AAA       Aaa         3,090         5% due 4/15/2018                                                 3,200
                          AAA       Aaa         3,750         5% due 4/15/2019                                                 3,863
                          ----------------------------------------------------------------------------------------------------------
                                                        Middlesex County, New Jersey, Improvement Authority,
                                                        County-Guaranteed Revenue Bonds (Golf Course Projects):
                          AAA       Aa1         1,455         5.25% due 6/01/2022                                              1,504
                          AAA       Aa1         3,050         5% due 6/01/2029                                                 2,994
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Baa1        1,000   Middlesex County, New Jersey, Improvement Authority
                                                        Revenue Bonds (George Street Student Housing Project),
                                                        Series A, 5% due 8/15/2023                                               979
                          ----------------------------------------------------------------------------------------------------------
                                                        Monmouth County, New Jersey, Improvement Authority,
                                                        Governmental Loan Revenue Refunding Bonds (a):
                          AAA       Aaa         2,235         5% due 12/01/2015                                                2,348
                          AAA       Aaa         2,345         5% due 12/01/2016                                                2,451
                          ----------------------------------------------------------------------------------------------------------
                                                        Morris County, New Jersey, Improvement Authority Revenue
                                                        Bonds (Pooled Program):
                          NR*       Aaa           825         5% due 8/15/2017                                                   863
                          NR*       Aaa           860         5% due 8/15/2018                                                   895
                          NR*       Aaa           890         5% due 8/15/2019                                                   920

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds


6        MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                       Value
====================================================================================================================================
New Jersey (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                        New Jersey EDA, EDR (Masonic Charity Foundation of New
                                                        Jersey):
                          A+        NR*       $   600         5.25% due 6/01/2024                                           $    605
                          A+        NR*           685         5.25% due 6/01/2032                                                686
                          ----------------------------------------------------------------------------------------------------------
                          BBB-      NR*         1,500   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                                        Village), Series C, 5.50% due 1/01/2028                                1,392
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey EDA, First Mortgage Revenue Refunding Bonds,
                                                        Series A:
                          BBB-      NR*         1,250         (Fellowship Village), 5.50% due 1/01/2018                        1,240
                          BBB-      NR*         3,500         (Fellowship Village), 5.50% due 1/01/2025                        3,271
                          NR*       NR*         2,500         (The Winchester Gardens at Ward Homestead Project),
                                                              5.75% due 11/01/2024                                             2,433
                          NR*       NR*         2,000         (The Winchester Gardens at Ward Homestead Project),
                                                              5.80% due 11/01/2031                                             1,919
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         5,575   New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                                        Bonds (NUI Corporation), RIB, Series 371, 11.32%
                                                        due 10/01/2022 (a)(e)                                                  5,959
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey EDA, Revenue Bonds:
                          A         NR*           400         (Department of Human Services), 5% due 7/01/2011                   429
                          A         NR*           220         (Department of Human Services), 5% due 7/01/2012                   235
                          NR*       Aaa         3,850         (Saint Barnabas Project), Series A, 6.30%**
                                                              due 7/01/2024 (d)                                                1,333
                          AAA       Aaa        10,000         (Transportation Project), Sublease, Series A, 5.875%
                                                              due 5/01/2009 (c)(g)                                            11,232
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,335   New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT,
                                                        Series 417, 12.38% due 11/01/2034 (b)(e)                               3,596
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,850   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                                        (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)              1,874
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,975   New Jersey Environmental Infrastructure Trust Revenue
                                                        Bonds (Environmental Infrastructure), Series A, 5.25%
                                                        due 9/01/2017                                                          6,290
                          ----------------------------------------------------------------------------------------------------------
                          A         A2          1,100   New Jersey Health Care Facilities Financing Authority,
                                                        Health System Revenue Bonds (Catholic Health East),
                                                        Series A, 5.375% due 11/15/2033                                        1,077
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey Health Care Facilities Financing Authority
                                                        Revenue Bonds:
                          AAA       Aaa         2,155         (Jersey Shore Medical Center), 6.75%
                                                              due 7/01/2019 (a)                                                2,207
                          BB+       NR*         2,345         (Pascack Valley Hospital Association), 6.625%
                                                              due 7/01/2036                                                    2,425
                          AAA       Aaa         4,000         (Robert Wood University), 5.70% due 7/01/2020 (a)                4,315
                          NR*       Baa2        1,875         (Somerset Medical Center), 5.50% due 7/01/2033                   1,781
                          NR*       Baa1        6,640         (South Jersey Hospital), 6% due 7/01/2026                        6,810
                          AA        NR*         2,000         (Southern Ocean County Hospital), 5.125%
                                                              due 7/01/2031 (f)                                                1,972
                          NR*       Baa1        4,200         (Southern Ocean County Hospital), Series A, 6.25%
                                                              due 7/01/2023                                                    4,248
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey Health Care Facilities Financing Authority,
                                                        Revenue Refunding Bonds:
                          A         A3          1,020         (Atlantic City Medical Center), 6.25% due 7/01/2017              1,112
                          A         A3          2,185         (Atlantic City Medical Center), 5.75% due 7/01/2025              2,249
                          BBB       Baa1        1,650         (Capital Health System Inc.), Series A, 5.75%
                                                              due 7/01/2023                                                    1,678
                          BBB+      NR*         5,500         (Holy Name Hospital), 6% due 7/01/2025                           5,567
                          AAA       Aaa         1,500         (Meridian Health System Obligation Group), 5.25%
                                                              due 7/01/2019 (c)                                                1,560
                          AAA       Aaa         2,250         (Meridian Health System Obligation Group), 5.375%
                                                              due 7/01/2024 (c)                                                2,296
                          AAA       Aaa         2,195         (Meridian Health System Obligation Group), 5.25%
                                                              due 7/01/2029 (c)                                                2,218
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,150   New Jersey State Educational Facilities Authority, Higher
                                                        Education, Capital Improvement Revenue Bonds, Series A,
                                                        5.125% due 9/01/2022 (a)                                               4,255
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey State Educational Facilities Authority Revenue
                                                        Bonds:
                          NR*       Baa3        1,000         (Bloomfield College), Series A, 6.85% due 7/01/2030              1,016
                          BBB+      Baa1        2,000         (Georgian Court College Project), Series C, 6.50%
                                                              due 7/01/2033                                                    2,153
                          AAA       Aaa         1,730         (Rowan University), Series B, 5.25% due 7/01/2017 (b)            1,829
                          AAA       Aaa         1,620         (Rowan University), Series B, 5.25% due 7/01/2018 (b)            1,708
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey State Educational Facilities Authority, Revenue
                                                        Refunding Bonds:
                          AAA       Aaa         5,000         (Montclair State University), Series L, 5%
                                                              due 7/01/2034                                                    4,974
                          AAA       Aaa         3,870         (Princeton Theological Seminary), 5% due 7/01/2026               3,904
                          AAA       Aaa         3,725         (Princeton University), Series E, 5% due 7/01/2020               3,846
                          AA        NR*         1,000         (Rider University), 5% due 7/01/2017 (f)                         1,024
                          AAA       Aaa         1,515         (William Paterson University), Series E, 5.25%
                                                              due 7/01/2018 (h)                                                1,593
                          AAA       Aaa         1,595         (William Paterson University), Series E, 5.25%
                                                              due 7/01/2019 (h)                                                1,669
                          AAA       Aaa         1,680         (William Paterson University), Series E, 5.25%
                                                              due 7/01/2020 (h)                                                1,750


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                       Value
====================================================================================================================================
New Jersey (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 7,215   New Jersey State Higher Education Assistance Authority,
                                                        Student Loan Revenue Bonds, AMT, Series A, 5.30%
                                                        due 6/01/2017 (a)                                                   $  7,464
                          ----------------------------------------------------------------------------------------------------------
                          AAA       A1          2,500   New Jersey State Highway Authority, Garden State Parkway
                                                        General Revenue Refunding Bonds, 5.625% due 1/01/2010 (g)              2,817
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey State Housing and Mortgage Finance Agency, Home
                                                        Buyer Revenue Bonds, AMT (d):
                          AAA       Aaa         5,350         Series CC, 5.80% due 10/01/2020                                  5,558
                          AAA       Aaa         3,335         Series U, 5.60% due 10/01/2012                                   3,483
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,795   New Jersey State Housing and Mortgage Finance Agency, M/F
                                                        Housing Revenue Refunding Bonds, Series A, 6.05%
                                                        due 11/01/2020 (a)                                                     1,847
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey State Transit Corporation, COP:
                          AAA       Aaa         3,650         6.50% due 4/01/2007 (c)(g)                                       4,081
                          A-        A2          3,620         (Federal Transit Administration Grants), Series B,
                                                              5.75% due 9/15/2014                                              3,968
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey State Transportation Trust Fund Authority,
                                                        Transportation System Revenue Bonds:
                          AAA       Aaa         5,250         Series B, 5% due 6/15/2013 (a)                                   5,594
                          AA-       Aa3         7,400         Series C, 5.50% due 6/15/2019                                    7,950
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,000   New Jersey State Transportation Trust Fund Authority,
                                                        Transportation System Revenue Refunding Bonds, Series B,
                                                        6% due 12/15/2011 (d)(g)                                               8,092
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,000   New Jersey State Turnpike Authority, Turnpike Revenue
                                                        Refunding Bonds, Series A, 5.75% due 1/01/2019 (d)                     5,440
                          ----------------------------------------------------------------------------------------------------------
                          AA-       A1          5,000   Port Authority of New York and New Jersey, Consolidated
                                                        Revenue Bonds, 93rd Series, 6.125% due 6/01/2094                       5,510
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,435   Port Authority of New York and New Jersey, Revenue Bonds,
                                                        Trust Receipts, AMT, Class R, Series 10, 10.373%
                                                        due 1/15/2017 (c)(e)                                                   5,077
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,300   Port Authority of New York and New Jersey, Revenue
                                                        Refunding Bonds, DRIVERS, AMT, Series 153, 9.13%
                                                        due 9/15/2012 (b)(e)                                                   5,727
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Port Authority of New York and New Jersey, Special
                                                        Obligation Revenue Bonds (JFK International Air Terminal),
                                                        AMT, Series 6, 5.75% due 12/01/2022 (d)                                2,137
                          ----------------------------------------------------------------------------------------------------------
                                                        South Jersey Port Corporation of New Jersey Revenue
                                                        Refunding Bonds:
                          A         NR*         4,280         4.75% due 1/01/2018                                              4,259
                          A         NR*         2,485         4.85% due 1/01/2019                                              2,464
                          A         NR*         2,000         5% due 1/01/2020                                                 2,019
                          ----------------------------------------------------------------------------------------------------------
                                                        Tobacco Settlement Financing Corporation of New Jersey
                                                        Revenue Bonds:
                          BBB       Baa3        5,510         6.75% due 6/01/2039                                              4,878
                          BBB       Baa3        3,010         7% due 6/01/2041                                                 2,753
                          ----------------------------------------------------------------------------------------------------------
                                                        Union County, New Jersey, Utilities Authority, Senior
                                                        Lease Revenue Refunding Bonds (Ogden Martin System of
                                                        Union), AMT, Series A (a)(e):
                          AAA       Aaa         1,585         5.375% due 6/01/2017                                             1,634
                          AAA       Aaa         1,175         5.375% due 6/01/2018                                             1,208
                          ----------------------------------------------------------------------------------------------------------
                                                        University of Medicine and Dentistry, New Jersey, Revenue
                                                        Bonds, Series A (a):
                          AAA       Aaa           945         5.50% due 12/01/2018                                             1,021
                          AAA       Aaa         1,900         5.50% due 12/01/2019                                             2,048
                          AAA       Aaa         1,870         5.50% due 12/01/2020                                             2,009
                          AAA       Aaa         1,435         5.50% due 12/01/2021                                             1,538


8        MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Puerto Rico--7.5%
-----------------------------------------------------------------------------------------------------------------------------------
                          A         Baa1      $ 1,100   Puerto Rico Commonwealth Highway and Transportation
                                                        Authority, Transportation Revenue Refunding Bonds,
                                                        Series J, 5.50% due 7/01/2024                                      $  1,141
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Baa3        1,900   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                        Environmental Control Facilities Revenue Bonds
                                                        (Cogeneration Facility--AES Puerto Rico Project), AMT,
                                                        6.625% due 6/01/2026                                                  1,969
                          ---------------------------------------------------------------------------------------------------------
                          A-        Baa1        3,000   Puerto Rico Public Buildings Authority, Government
                                                        Facilities Revenue Refunding Bonds, Series I, 5.25%
                                                        due 7/01/2033                                                         2,969
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         8,750   Puerto Rico Public Buildings Authority Revenue Bonds,
                                                        DRIVERS, Series 211, 9.178% due 7/01/2021 (d)(e)                      9,556
                          ---------------------------------------------------------------------------------------------------------

===================================================================================================================================
Virgin Islands--2.7%
-----------------------------------------------------------------------------------------------------------------------------------
                          BBB-      Baa3        3,500   Virgin Islands Government Refinery Facilities Revenue
                                                        Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
                                                        due 7/01/2021                                                         3,699
                          ---------------------------------------------------------------------------------------------------------
                          BBB-      Baa3        1,900   Virgin Islands Public Finance Authority, Refinery
                                                        Facilities Revenue Bonds (Hovensa Refinery), AMT, 5.875%
                                                        due 7/01/2022                                                         1,923
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$302,901)--150.6%                      313,943
                          =========================================================================================================

                                              Shares
                                              Held      Short-Term Securities
===================================================================================================================================
                                                  324   CMA New Jersey Municipal Money Fund+                                    324
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$324)--0.1%                          324
===================================================================================================================================
                          Total Investments (Cost--$303,225)--150.7%                                                        314,267

                          Liabilities in Excess of Other Assets--(3.9%)                                                      (8,242)

                          Preferred Stock, at Redemption Value--(46.8%)                                                     (97,507)
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $208,518
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2004.
(f)   Radian Insured.
(g)   Prerefunded.
(h)   XL Capital Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal
       Money Fund                                        (6,387)        $   10
      --------------------------------------------------------------------------

      Forward interest rate swaps entered into as of May 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional    Unrealized
                                                         Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and pay
      a fixed rate of 4.385%

      Broker, J.P. Morgan Chase Bank
      Expires November 2018                             $2,510           $  (26)

      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and
      pay a fixed rate equal to 4.625%

      Broker, J.P. Morgan Chase Bank
      Expires November 2028                             $5,310              (73)
      --------------------------------------------------------------------------
      Total                                                              $  (99)
                                                                         ======

      See Notes to Financial Statements.


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004                9

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of May 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$302,901,015) .............................................                       $313,942,983
                       Investments in affiliated securities, at value (identified
                        cost--$324,331) .................................................                            324,331
                       Cash .............................................................                             75,261
                       Receivables:
                          Interest ......................................................    $   5,702,957
                          Securities sold ...............................................        3,943,847
                          Dividends from affiliates .....................................                4         9,646,808
                                                                                             -------------
                       Prepaid expenses .................................................                              5,282
                                                                                                               -------------
                       Total assets .....................................................                        323,994,665
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ...........                             98,661
                       Payables:
                          Securities purchased ..........................................       17,557,290
                          Dividends to Common Stock shareholders ........................          184,718
                          Investment adviser ............................................          120,320
                          Other affiliates ..............................................            2,710        17,865,038
                                                                                             -------------
                       Accrued expenses .................................................                              5,924
                                                                                                               -------------
                       Total liabilities ................................................                         17,969,623
                                                                                                               -------------
============================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per share
                       (2,400 Series A Shares and 1,500 Series B Shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                        97,506,825
                                                                                                               -------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ............................                      $ 208,518,217
                                                                                                               =============
============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (14,203,242 shares issued
                        and outstanding) ................................................                      $   1,420,324
                       Paid-in capital in excess of par .................................                        204,306,838
                       Undistributed investment income--net .............................    $   2,457,730
                       Accumulated realized capital losses on investments--net ..........      (10,609,982)
                       Unrealized appreciation on investments--net ......................       10,943,307
                                                                                             -------------
                       Total accumulated earnings--net ..................................                          2,791,055
                                                                                                               -------------
                       Total--Equivalent to $14.68 net asset value per share of Common
                        Stock (market price--$13.62) ....................................                      $ 208,518,217
                                                                                                               =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


10       MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Statement of Operations

For the Six Months Ended May 31, 2004
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Interest .........................................................                      $   8,502,130
                       Dividends from affiliates ........................................                             10,445
                                                                                                               -------------
                       Total income .....................................................                          8,512,575
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $     788,081
                       Commission fees ..................................................          126,360
                       Accounting services ..............................................           58,639
                       Transfer agent fees ..............................................           29,929
                       Professional fees ................................................           24,385
                       Printing and shareholder reports .................................           19,889
                       Listing fees .....................................................           10,518
                       Directors' fees and expenses .....................................            9,820
                       Custodian fees ...................................................            9,468
                       Pricing fees .....................................................            6,178
                       Other ............................................................           18,515
                                                                                             -------------
                       Total expenses before reimbursement ..............................        1,101,782
                       Reimbursement of expenses ........................................          (11,046)
                                                                                             -------------
                       Total expenses after reimbursement ...............................                          1,090,736
                                                                                                               -------------
                       Investment income--net ...........................................                          7,421,839
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Loss on Investments--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ................................                           (202,467)
                       Change in unrealized appreciation on investments--net ............                        (10,097,610)
                                                                                                               -------------
                       Total realized and unrealized loss on investments--net ...........                        (10,300,077)
                                                                                                               -------------
============================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................                           (428,142)
                                                                                                               -------------
                       Net Decrease in Net Assets Resulting from Operations .............                      $  (3,306,380)
                                                                                                               =============

      See Notes to Financial Statements.


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004               11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                               For the Six        For the
                                                                                              Months Ended       Year Ended
                                                                                                 May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                2004              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $   7,421,839     $  14,953,557
                       Realized gain (loss) on investments--net .........................         (202,467)          800,586
                       Change in unrealized appreciation on investments--net ............      (10,097,610)        6,664,870
                       Dividends to Preferred Stock shareholders ........................         (428,142)         (868,764)
                                                                                             -------------------------------
                       Net increase (decrease) in net assets resulting from operations ..       (3,306,380)       21,550,249
                                                                                             -------------------------------
============================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................       (6,817,556)      (13,635,112)
                                                                                             -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ..............................................       (6,817,556)      (13,635,112)
                                                                                             -------------------------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Stock      (10,123,936)        7,915,137
                       Beginning of period ..............................................      218,642,153       210,727,016
                                                                                             -------------------------------
                       End of period* ...................................................    $ 208,518,217     $ 218,642,153
                                                                                             ===============================
                          * Undistributed investment income--net ........................    $   2,457,730     $   2,281,589
                                                                                             ===============================

      See Notes to Financial Statements.


12       MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended           For the Year Ended November 30,
                                                                        May 31,     --------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2004          2003        2002        2001+       2000+
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of
                        period ....................................    $  15.39     $  14.84    $  14.78    $  13.99    $  13.60
                                                                       ---------------------------------------------------------
                       Investment income--net .....................         .52@@@      1.05@@@     1.06        1.08        1.01
                       Realized and unrealized gain (loss)
                        on investments--net .......................        (.72)         .52         .05         .78         .45
                       Dividends and distributions to
                        Preferred Stock shareholders:
                          Investment income--net ..................        (.03)        (.06)       (.09)       (.20)       (.26)
                          Realized gain on investments--net .......          --           --          --@@        --          --
                                                                       ---------------------------------------------------------
                       Total from investment operations ...........        (.23)        1.51        1.02        1.66        1.20
                                                                       ---------------------------------------------------------
                       Less dividends and distributions to
                        Common Stock shareholders:
                          Investment income--net ..................        (.48)        (.96)       (.96)       (.87)       (.81)
                          Realized gain on investments--net .......          --           --          --@@        --          --
                                                                       ---------------------------------------------------------
                       Total dividends and distributions to
                        Common Stock shareholders .................        (.48)        (.96)       (.96)       (.87)       (.81)
                                                                       ---------------------------------------------------------
                       Net asset value, end of period .............    $  14.68     $  15.39    $  14.84    $  14.78    $  13.99
                                                                       =========================================================
                       Market price per share, end of period ......    $  13.62     $  14.34    $  14.07    $  14.41    $12.8125
                                                                       =========================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ............       (1.86%)@      8.90%       4.27%      19.45%      11.55%
                                                                       =========================================================
                       Based on net asset value per share .........       (1.44%)@     10.81%       7.22%      12.20%       9.71%
                                                                       =========================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and
                        excluding reorganization expenses*** ......        1.00%*       1.02%       1.05%       1.06%       1.10%
                                                                       =========================================================
                       Total expenses, excluding
                        reorganization expenses*** ................        1.01%*       1.02%       1.05%       1.06%       1.10%
                                                                       =========================================================
                       Total expenses*** ..........................        1.01%*       1.02%       1.05%       1.06%       1.29%
                                                                       =========================================================
                       Total investment income--net*** ............        6.80%*       6.94%       7.06%       7.26%       7.59%
                                                                       =========================================================
                       Amount of dividends to Preferred
                        Stock shareholders ........................         .39%*        .40%        .58%       1.33%       1.91%
                                                                       =========================================================
                       Investment income--net, to Common
                        Stock shareholders ........................        6.41%*       6.54%       6.48%       5.93%       5.68%
                                                                       =========================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***++
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement
                        and excluding reorganization
                        expenses ..................................         .69%*        .70%        .72%        .72%        .73%
                                                                       =========================================================
                       Total expenses, excluding
                        reorganization expenses ...................         .70%*        .70%        .72%        .72%        .73%
                                                                       =========================================================
                       Total expenses .............................         .70%*        .70%        .72%        .72%        .86%
                                                                       =========================================================
                       Total investment income--net ...............        4.70%*       4.78%       4.83%       4.95%       5.04%
                                                                       =========================================================
================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock++
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ..............................         .88%*        .89%       1.25%       2.84%       3.77%
                                                                       =========================================================


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004               13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                              For the Six
                                                             Months Ended           For the Year Ended November 30,
The following per share data and ratios have been derived       May 31,     -----------------------------------------------
from information provided in the financial statements.           2004         2003         2002         2001+        2000+
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of period (in thousands)    $208,518     $218,642     $210,727     $209,617     $198,407
                                                               ============================================================
                       Preferred Stock outstanding, end of
                        period (in thousands) .............    $ 97,500     $ 97,500     $ 97,500     $ 97,500     $ 97,500
                                                               ============================================================
                       Portfolio turnover .................        4.65%       28.93%       41.47%       52.03%       54.78%
                                                               ============================================================
===========================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ..........    $  3,139     $  3,242     $  3,161     $  3,150     $  3,035
                                                               ============================================================
===========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
---------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ...    $    110     $    225     $    325     $    723     $    962
                                                               ============================================================
                       Series B--Investment income--net ...    $    110     $    219     $    292     $    702     $    739
                                                               ============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on November 30, 1992 for Series A and February 7, 2000 for Series B.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


14       MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004               15

[LOGO] Merrill Lynch Investment Managers

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended May 31, 2004, FAM reimbursed the Fund in the amount of $11,046.

For the six months ended May 31, 2004, the Fund reimbursed FAM $3,271 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2004 were $32,292,781 and $14,354,610, respectively.

Net realized gains (losses) for the six months ended May 31, 2004 and net unrealized appreciation/depreciation as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                 Realized          Appreciation/
                                              Gains (Losses)       Depreciation
--------------------------------------------------------------------------------
Long-term investments ................        $    631,599         $ 11,041,968
Forward interest rate swaps ..........            (834,066)             (98,661)
                                              ---------------------------------
Total ................................        $   (202,467)        $ 10,943,307
                                              =================================

As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $11,309,428, of which $12,716,295 related to appreciated securities and $1,406,867 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $302,957,886.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


16       MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Notes to Financial Statements (concluded)

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2004 were as follows: Series A, .90% and Series B, .95%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $58,420 as commissions.

5. Capital Loss Carryforward:

On November 30, 2003, the Fund had a net capital loss carryforward of $7,948,348, of which $1,092,188 expires in 2007 and $6,856,160 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.080000 per share on June 29, 2004 to shareholders of record on June 14, 2004.

Proxy Results

During the six-month period ended May 31, 2004, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                       Shares Voted       Shares Withheld
                                                                           For              From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       James H. Bodurtha               13,337,121            459,647
                                        Joe Grills                      13,325,345            471,423
                                        Roberta Cooper Ramo             13,331,103            465,665
                                        Robert S. Salomon, Jr.          13,331,965            464,803
                                        Stephen B. Swensrud             13,320,984            475,784
---------------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 2004, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                        Shares Voted     Shares Withheld
                                                                             For           From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      James H. Bodurtha           3,680              149
                                                Joe Grills                  3,680              149
                                                Herbert I. London           3,680              149
                                                Andre F. Perold             3,680              149
                                                Roberta Cooper Ramo         3,676              153
                                                Robert S. Salomon, Jr.      3,680              149
                                                Stephen B. Swensrud         3,680              149
--------------------------------------------------------------------------------------------------------


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004               17

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               67.9%
AA/Aa ...................................................                5.5
A/A .....................................................                8.8
BBB/Baa .................................................               15.6
BB/Ba ...................................................                0.8
NR (Not Rated) ..........................................                1.4
--------------------------------------------------------------------------------

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


18       MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286

NYSE Symbol

MYJ

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MUNIYIELD NEW JERSEY FUND, INC.           MAY 31, 2004               19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16381 -- 5/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      MuniYield New Jersey Fund, Inc.


      By: /s/ Terry K. Glenn
          ----------------------
          Terry K. Glenn,
          President of
          MuniYield New Jersey Fund, Inc.

      Date: July 19, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          ----------------------
          Terry K. Glenn,
          President of
          MuniYield New Jersey Fund, Inc.

      Date: July 19, 2004


      By: /s/ Donald C. Burke
          ----------------------
          Donald C. Burke,
          Chief Financial Officer of
          MuniYield New Jersey Fund, Inc.

      Date: July 19, 2004